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                                                                     Exhibit 4.1

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COMMON STOCK              PELICAN FINANCIAL, INC.                          CUSIP
CERTIFICATE NO.
                             INCORPORATED UNDER THE
                       LAWS OF THE STATE OF DELAWARE             SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

  THIS CERTIFIES THAT:

  IS THE REGISTERED HOLDER OF:

              FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK,
                          $0.01 PAR VALUE PER SHARE OF

                             PELICAN FINANCIAL, INC.

         The shares represented by this certificate are transferable only on the stock transfer books of the corporation by the holder of record hereof in person, or by his duly authorized attorney or legal representative, upon the surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions contained in the corporation's official corporate papers filed with the Secretary of the State of Delaware (copies of which are on file with the Transfer Agent), to all of the provisions the holder by acceptance hereof, assents.

         This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

         In Witness Whereof, PELICAN FINANCIAL, INC. has caused this certificate to be executed by the facsimile signatures of its duly authorized officers and has caused a facsimile of its corporate seal to be hereunto affixed.

DATED:

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PRESIDENT                                            SECRETARY

                                      SEAL
                                Incorporated 1997


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                             PELICAN FINANCIAL, INC.

The Board of Directors of the corporation is authorized by resolution(s), from time to time adopted, to provide for the issuance of serial preferred stock in series and to fix and state the voting powers, designations, preferences, and relative, participating, optional, or other special rights of the shares of each such series and the qualifications, limitations, and restrictions thereof. The corporation will furnish to any shareholder upon request and without charge a full description of each class of stock and any series thereof.

The shares represented by this certificate may not be cumulatively voted in the election of directors of the corporation. The affirmative vote of not less than two-thirds of the corporation's voting stock is required to amend the provisions of the Certificate of Incorporation.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -     as tenants in common         UNIF GIFT MIN ACT
                                                       Custodian
                                           ------------         -------------
                                                 (Cus)              (Minor)
                                           under Uniform Gifts to Minors Act
                                           -----------------------
                                                  (State)
TEN ENT           as tenants by the entireties
JT TEN  -         as joint tenants with right of
                  survivorship and not as tenants
                  in common

         Additional abbreviations may also be used though not in the above list.

          FOR VALUE RECEIVED                          hereby sell, assign and
                             ------------------------
transfer unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE

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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

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shares of the common stock represented by the within certificate and do hereby irrevocably constitute and appoint

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Attorney to transfer the said shares on the books of the within named corporation with full power of substitution in the premises.

Dated                               X
      ---------------------          -----------------------------------------

                                    X
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NOTICE: The signatures to this assignment must correspond with the name(s) as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.

SIGNATURE(S) GUARANTEED:
                           ------------------------------------------------

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS, AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17Ad-15.

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Countersigned and Registered:



Transfer Agent and Registrar


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Authorized Signature


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